UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
December 31, 2011

Table of Contents

PARADIGM FUNDS

Letter to Shareholders	2
Sector Allocation	6
Performance Information	8
Schedules of Investments	12
Statements of Assets and Liabilities	22
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	26

NOTES TO FINANCIAL STATEMENTS	28

DISCLOSURE OF EXPENSES	34

ADDITIONAL INFORMATION	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

TRUSTEES & OFFICERS	37

2011 Annual Report 1

Letter to Shareholders

Dear Fellow Shareholders:

2011 was a year of extraordinarily volatile markets. It was a year in which investor sentiment dramatically shifted from "risk-on" in the spring to "risk-off" by the fall. We continued to focus on executing our investment strategy in a disciplined manner in this volatile environment. We took advantage of the downturn in mid-2011 to add to those positions in which we had the most confidence, and also to acquire new positions in several businesses that we believed were trading at significant discounts to intrinsic value.

We would be the first to acknowledge why it was a more "risk-off" market in 2011. It was a difficult year for investors to navigate given the array of external macro events and supply chain disruptions. Key events of 2011 included the Middle East/North Africa political uprisings, the Japan tsunami, the US debt debacle and subsequent ratings downgrade, severe floods in Thailand, and the Eurozone sovereign debt crisis. These were not events that could be easily anticipated, nor were their ramifications immediately or fully clear. In the fourth quarter in particular, the focal point of the market's concern was the Eurozone debt crisis, and markets swung in both directions around each day's headlines and rumors.

That being said, economic data in the fourth quarter suggests that the US economy is gaining traction. ISM manufacturing data remain in expansionary territory, while a particular bright spot has been the continued improvement in the employment picture. Recent jobless claims reports have improved, and the 4-week average has remained below the key 400-thousand level for several consecutive weeks now. In contrast to the US, however, the Eurozone employment picture is much less rosy. Unemployment levels in the Eurozone hit a new record in November, with ~16 million people unemployed, or 10.3% of the work force. This level is unprecedented in the period that the data has been recorded. Moreover, European manufacturing data remain mixed, fostering continued concerns about the possibility of a recession in Europe.

Despite the headwinds of 2011, we believe there are several reasons to be optimistic about prospects for 2012, particularly for small-cap stocks. First, as stated above, we do believe that increased traction in the U.S. economy is truly happening. While they received little credit for it in 2011, corporate America is executing very well despite the macro headwinds, with improved balance sheets and leaner cost structures. Additional upside drivers for 2012 could include lower commodity costs such as cotton and natural gas, confirmation of a US housing bottom, the presidential election year, and a resolution to the Eurozone debt crisis.

Second, there has been an array of statistical data suggesting that equities are due for an upswing. For example, a recent JP Morgan report cited the equity risk premium at a 60-year high, surpassing levels seen in 2009, 1982, and even 1974. Furthermore, the same report included data confirming that since 2007 cumulative fund flows have been positive for corporate debt and negative for equities — a classic contrarian indicator.

Third, we believe that small-caps in particular have been oversold and under bought. For example, small-cap funds have seen record levels of outflows, while conversely small-cap companies have undertaken record levels of share buybacks in 2011. Moreover, Russell 2000 companies trade at a discount to their historical averages across every valuation metric, while the index trades at a discount to minus, 10-year Treasuries, and CDs. This disconnect indicates an unprecedented and likely unsustainable implied multiple divergence.

Lastly, in our own portfolios, we continue to have confidence in our core holdings and their fundamentals. Among our conversations with company managements, most are looking ahead to a better 2012. While no one thinks that it will be a cakewalk, our companies typically have lean operating structures with aggressive cost controls. Many have also undertaken significant steps to improve their balance sheets and capital structures. As a result, they tend to have less debt, more cash, and continue to add to these balances with strong free cash flows. Given these strong cash positions, we also expect to see continued aggressive share repurchase activity, as well as M&A activity. Our companies have been both acquirers and acquirees, and we expect this trend to continue into 2012.

2011 Annual Report 2

Thank you for your continued confidence in Paradigm Capital Management. We are grateful to our clients for your continued trust in us and our process. As always, we welcome any questions or requests for additional information.

Paradigm Value Fund

The Paradigm Value Fund declined 3.22% in 2011, compared to a decline of 5.50% for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund has returned 17.99%, compared to 12.36% for the benchmark. Since inception (January 1, 2003) on an annualized basis, the Fund has returned 14.77%, compared to 8.62% for the benchmark.

The Fund's outperformance in 2011 was driven by strong stock selection in the Consumer Discretionary and Materials sectors. The portfolio's positions in Consumer Discretionary returned 12.18% and outperformed the benchmark holdings by 21.90% . Men's Wearhouse, a leading retailer of men's tailored clothing and tuxedo rentals, capitalized on improving employment trends and a strong fashion cycle in men's apparel to deliver earnings growth north of 50%. Foot Locker, a leading retailer of athletic footwear and apparel and a Fund holding since early 2009, was able to build upon operational improvements put in place in 2010 by new management to deliver over 50% earnings growth in 2011.

Materials played an important role in performance again this year as it has in past years. The Fund's positions in the Materials sector returned 11.61%, and outperformed the benchmark holdings by 19.45% . Smurfit-Stone Container, a containerboard manufacturer we purchased in 2010, experienced strong price increases in the second half of 2010 and in 2011, and was purchased by competitor Rock-Tenn in June. Tronox, which makes titanium dioxide, a pigment widely used in paints, was a new purchase for us in 2011. Tronox shares fell by nearly 50% after the company announced plans to acquire its main titanium ore supplier. We believed the sell-off was overdone and our industry checks indicated that titanium ore was in tight supply, so the purchase made sense strategically. Shares have appreciated by approximately 80% since our purchase this fall.

Mergers and acquisitions have historically been one of the advantages of investing in small-cap companies, and our focus on quality, cash-generating companies was rewarded as the market saw a rebound in M&A activity. In addition to Smurfit-Stone, Lawson Software, Verigy, Arch Chemicals, and CKX Entertainment were acquired in 2011.

The Fund's most challenging sector in 2011 was Health Care, with a decline of 8.08% compared to a positive 2.54% return for the benchmark sector holdings. Health Care, however, has been a strong performer for us over the longer term, and the Fund's Health Care portfolio sector has had an annualized return of 20.46% over the last three years, compared to 14.94% for the benchmark's Health Care sector over the same period. Two of our holdings, Life Technologies and Perkin Elmer, delivered solid earnings growth in 2011, but their stock prices declined due to concerns that a reduction in government funding for life sciences research could negatively impact their long-term growth potential. The Energy sector was also an underperformer for us, down 21.30% compared to a decline of 13.96% for sector companies in the benchmark. The portfolio was affected by a sharp decline in Venoco shares during the summer correction. Venoco's Board of Directors subsequently recommended the acceptance of a take-private offer from its Chairman and CEO in early 2012 and the shares rallied substantially.

Paradigm Select Fund

The Paradigm Select Fund returned 1.97% in 2011, compared to a decline of 2.51% for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund has returned 18.01% compared to 18.46% for the benchmark. Since inception (January 1, 2005) on an annualized basis, the Fund has returned 6.67% compared to 4.23% for the benchmark.

Consumer Discretionary was the top-performing sector with a return of 19.04% and outperformed the benchmark holdings by 21.21% . Top contributors included Men's Wearhouse, Foot Locker, and Big Lots. We highlighted Big Lots in the 2011 semi-annual report as an

2011 Annual Report 3

underperformer due to the Board's decision to not pursue a sale of the company. The stock rallied significantly in the second half of 2011 to finish the year with a return of 24%. The market reacted favorably to a stabilization of business trends and the Board's aggressive deployment of free cash flow to repurchase shares in an effort to improve shareholder value.

Materials was the second-best performing sector with a return of 7.81%, outperforming the benchmark holdings by 14.82% . Smurfit-Stone Container, Royal Gold, and Innospec were top performing stocks in the sector. Royal Gold receives royalties on major gold properties throughout the world. Gold royalties have historically been attractive places to invest because they provide cash flow from gold production without incurring many of the costs and risks associated with mining. We trimmed our position and took profits as gold prices rose this year.

Energy was a challenging sector for the Fund with a decline of 21.14%, compared to a decline of 3.51% for the benchmark sector. Energy was affected by the collapse of the leveraged buyout of EXCO Resources, and also by a sharp decline in Venoco shares during the summer correction. Venoco's Board of Directors subsequently recommended the acceptance of a take-private offer from its Chairman and CEO in early 2012 and the shares rallied substantially.

Paradigm Opportunity Fund

The Paradigm Opportunity Fund declined 1.34% in 2011, compared to a decline of 4.18% for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund has returned 22.34%, compared to 15.63% for the benchmark. Since inception (January 1, 2005) on an annualized basis, the Fund has returned 4.32%, compared to 3.21% for the benchmark.

Consumer Discretionary was the top-performing sector with a return of 14.45%, and outperformed the benchmark sector holdings by 21.63% . Top contributors included Men's Wearhouse, Foot Locker, and Big Lots.

Information Technology was the second-best performing sector on a relative basis, with the Fund down 0.39% compared to a 7.09% decline for the benchmark sector companies. The Fund's top performing stock in the sector and overall portfolio for 2011 was IAC/InterActive Corp. The stock was purchased in January 2011 and delivered significantly better-than-expected results throughout 2011, driven by strong subscriber and profit growth in its Match.com online personal business, coupled with robust growth and profitability in its search business. Overall, the company expanded earnings by more than 75% in 2011.

Energy was a challenging sector for the Fund with a decline of 28.84%, compared to a decline of 8.19% in the benchmark sector holdings. Energy was affected by a sharp drop in Venoco shares during the summer correction. Venoco's Board of Director's subsequently recommended the acceptance of a take-private offer from its Chairman and CEO in early 2012 and the shares rallied substantially.

Paradigm Micro-Cap Fund

The Paradigm Intrinsic Value Fund was renamed the Paradigm Microcap Fund on December 27, 2011. The principal investment objective remained the same, but the principal investment strategy has changed. The Fund will focus primarily on companies in the market capitalization range of the Russell Microcap Index, whose average market capitalization was $310 million as of December 30, 2011.

In 2011, the Fund declined 0.90%, compared to an increase of 1.03% for its prior benchmark, the Russell 3000 Index. Over the past three years the Fund has returned 14.96% on an annualized basis, compared to 14.88% for the benchmark.

The Financials sector was the top performer on a relative basis. The Fund's positions in the sector declined 3.22%, compared to a drop of 13.70% for Financials in the Russell 3000

2011 Annual Report 4

Index. ViewPoint Financial Group was the best performer in the sector, appreciating 11.90% in light of the Texas bank's solid post-demutualization prospects.

Consumer Discretionary was the second-best performing sector on a relative basis in 2011 with a return of 20.02%, beating the Consumer Discretionary sector companies in the Russell 3000 Index by 16.61% . Top contributors included West Marine Inc., CKX Inc., and Big Lots Inc.

Energy was a challenging sector for the Fund with a decline of 15.40% compared to an increase of 3.46% for the Energy companies in the Russell 3000 Index. EXCO Resources was the largest single detractor in the sector and the Fund due to market concerns about natural gas supply.

Sincerely,

Candace King Weir                                                        Amelia F. Weir
President and Chief Investment Officer                           Senior Vice President
Paradigm Funds Advisor LLC                                         Paradigm Funds Advisor LLC

2011 Annual Report 5

Paradigm Funds (Unaudited)

                                                  PARADIGM VALUE FUND
                                              Sector Allocation (Unaudited)
                                       (As a Percentage of Equity Securities Held)

                                              PARADIGM SELECT FUND
                                            Sector Allocation (Unaudited)
                                     (As a Percentage of Equity Securities Held)

2011 Annual Report 6

Paradigm Funds (Unaudited)

                                                  PARADIGM OPPORTUNITY FUND
                                                     Sector Allocation (Unaudited)
                                               (As a Percentage of Equity Securities Held)

                                                  PARADIGM MICRO-CAP FUND
                                                   Sector Allocation (Unaudited)
                                            (As a Percentage of Equity Securities Held)

2011 Annual Report 7

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2011.

December 31, 2011 NAV $52.54

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Value Fund	(3.22)%	17.99%	2.67%	14.76%
Russell 2000® Value Index(B)	(5.50)%	12.36%	(1.87)%	8.59%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2011 Annual Report 8

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2011.

December 31, 2011 NAV $30.24

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Select Fund	1.97%	18.01%	2.87%	6.66%
Russell 2500® Index(B)	(2.51)%	18.41%	1.24%	4.23%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2011 Annual Report 9

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2011.

December 31, 2011 NAV $25.04

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Opportunity Fund	(1.34)%	22.34%	2.31%	4.31%
Russell 2000® Index(B)	(4.18)%	15.63%	0.15%	3.20%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B) The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2011 Annual Report 10

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended December 31, 2011.

December 31, 2011 NAV $21.01
			Since
	1 Year(A)	3 Years(A)	Inception(A)
Paradigm Micro-Cap Fund	(0.90)%	14.96%	1.51%
Russell Microcap® Index(B)	(9.27)%	14.23%	(2.66)%
S&P 500® Index(C)	2.11%	14.13%	(1.63)%

(A) 1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008. Effective December 27, 2011, the name of the Paradigm Intrinsic Value Fund was changed to the Paradigm Micro-Cap Fund.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies. Therefore, the primary comaprative index was changed from the S&P 500® Index to the Russell Microcap® Index.

(C)The S&P 500® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market. Effective December 27, 2011 the S&P 500® Index became the secondary comparison index. Previously the Russell 3000® Index was the secondary comparison index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2011 Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
161,400	Dole Food Company Inc. *	$ 1,396,110	0.59%
Agriculture Production - Livestock & Animal Specialties
91,000	Cal-Maine Foods, Inc.	3,327,870	1.42%
Bituminous Coal & Lignite Surface Mining
69,000	Cloud Peak Energy Inc. *	1,333,080	0.57%
Chemical & Allied Products
63,348	Innospec Inc. *	1,778,178
205,400	Olin Corp.	4,036,110
		5,814,288	2.48%
Computer Communications Equipment
416,700	Emulex Corporation *	2,858,562
365,300	QLogic Corp. *	5,479,500
		8,338,062	3.55%
Construction - Special Trade Contractors
241,102	Matrix Service Co. *	2,276,003	0.97%
Crude Petroleum & Natural Gas
301,200	McMoRan Exploration Co. *	4,382,460
372,200	PetroQuest Energy Inc. *	2,456,520
265,100	Resolute Energy Corporation *	2,863,080
198,000	Venoco, Inc. *	1,340,460
		11,042,520	4.69%
Drilling Oil & Gas Wells
72,400	Atwood Oceanics Inc. *	2,880,796	1.23%
Electrical Work
168,200	EMCOR Group Inc.	4,509,442	1.92%
Electronic Components & Accessories
670,400	Vishay Intertechnology Inc.*	6,026,896	2.57%
Fabricated Plater Work (Boiler Shops)
177,573	Global Power Equipment Group Inc. *	4,217,359	1.80%
Fire, Marine & Casualty Insurance
135,400	Aspen Insurance Holdings Limited (Bermuda)	3,588,100
171,400	Montpelier Re Holdings Ltd. (Bermuda)	3,042,350
		6,630,450	2.82%
In Vitro & In Vivo Diagnostic Substances
238,800	Myriad Genetics, Inc. *	5,000,472	2.13%
Industrial Inorganic Chemicals
24,300	Tronox Inc. *	2,916,000	1.24%
Industrial Organic Chemicals
173,377	Sensient Technologies Corp.	6,570,988	2.80%
Laboratory Analytical Instruments
129,500	PerkinElmer Inc.	2,590,000	1.10%
Life Insurance
19,825	National Western Life Insurance Co. Class A	2,699,372	1.15%
Motor Vehicle Parts & Accessories
128,600	Superior Industries International Inc.	2,127,044	0.91%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
311,926	Symmetry Medical, Inc. *	2,492,289	1.06%
Pharmaceutical Preparations
128,100	Endo Pharmaceuticals Holdings Inc. *	4,423,293
620,830	Vanda Pharmaceuticals, Inc. *	2,955,151
		7,378,444	3.14%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
273,300	Chemtura Corp. *	$ 3,099,222	1.32%
Retail - Apparel & Accessory Stores
198,600	Express Inc. *	3,960,084
120,700	The Men's Wearhouse, Inc.	3,911,887
		7,871,971	3.35%
Retail - Family Clothing Stores
296,500	American Eagle Outfitters, Inc.	4,533,485	1.93%
Retail - Miscellaneous Retail
138,700	EZCORP Inc. Class A *	3,657,519	1.56%
Retail - Retail Stores, NEC
95,800	IAC/InterActiveCorp.	4,081,080	1.74%
Retail - Shoe Stores
175,500	Foot Locker, Inc.	4,183,920	1.78%
Retail - Variety Stores
82,500	Big Lots Inc. *	3,115,200	1.33%
Savings Institution, Federally Chartered
101,200	Capitol Federal Financial	1,167,848
272,900	SI Financial Group, Inc.	2,688,065
237,300	United Financial Bancorp	3,818,157
223,100	Viewpoint Financial Group	2,902,531
306,200	Westfield Financial Inc.	2,253,632
		12,830,233	5.46%
Secondary Smelting & Refining of Nonferrous Metals
909,400	Metalico Inc. *	2,991,926	1.27%
Security Brokers, Dealers & Flotation Companies
397,050	Knight Capital Group Inc. Class A *	4,693,131	2.00%
Semiconductors & Related Devices
109,700	Diodes Incorporated *	2,336,610
312,800	Kulicke & Soffa Industries Inc. * (Singapore)	2,893,400
172,500	Microsemi Corporation *	2,889,375
309,700	TriQuint Semiconductor, Inc. *	1,508,239
		9,627,624	4.10%
Services - Business Services
156,600	Lender Processing Services, Inc.	2,359,962
456,852	Premiere Global Services Inc. *	3,869,536
		6,229,498	2.65%
Services - Computer Integrated Systems Design
484,700	Convergys Corp. *	6,189,619	2.64%
Services - Hospitals
88,000	Magellan Health Services Inc. *	4,353,360
67,500	MEDNAX, Inc. *	4,860,675
		9,214,035	3.92%
Services - Motion Picture Theaters
446,430	Regal Entertainment Group Class A	5,330,374	2.27%
Services - Prepackaged Software
440,700	Actuate Corporation *	2,582,502
378,800	Compuware Corp. *	3,151,616
		5,734,118	2.44%
Special Industry Machinery
95,000	Cymer, Inc. *	4,727,200	2.01%
Transportation Services
89,700	GATX Corp.	3,916,302	1.67%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 13

Paradigm Value Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Wholesale - Chemicals & Allied Products
97,200	Innophos Holdings Inc.	$ 4,720,032	2.01%
Wholesale - Electronic Parts & Equipment, NEC
606,400	Brightpoint, Inc. *	6,524,864	2.78%
Wholesale - Machinery, Equipment & Supplies
118,792	Applied Industrial Technologies	4,177,915	1.78%
Wholesale - Miscellaneous Durable Goods
86,400	Schnitzer Steel Industries, Inc. Class A	3,652,992	1.55%
Total for Common Stock (Cost $187,153,207)		$ 210,669,745	89.70%
REAL ESTATE INVESTMENT TRUSTS
815,100	Anworth Mortgage Asset Corp.	5,118,828
289,200	MFA Financial, Inc.	1,943,424
69,200	Mid-America Apartment Communities Inc.	4,328,460
Total for Real Estate Investment Trusts (Cost $10,825,075)		11,390,712	4.85%
MONEY MARKET FUNDS
12,985,386	SEI Daily Income Treasury Government CL B 0.02% **	12,985,386	5.53%
	(Cost $12,985,386)
Total Investment Securities		235,045,843	100.08%
	(Cost $210,963,668)
Liabilities In Excess of Other Assets		(196,715)	-0.08%
Net Assets		$ 234,849,128	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2011. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
6,400	Dole Food Company Inc. *	$ 55,360	0.70%
Agriculture Production - Livestock & Animal Specialties
2,800	Cal-Maine Foods, Inc.	102,396	1.29%
Biological Products, (No Diagnostic Substances)
2,500	Life Technologies Corporation *	97,275	1.23%
Bituminous Coal & Lignite Surface Mining
2,100	Cloud Peak Energy Inc. *	40,572	0.51%
Canned Fruits, Vegetables, Preserves, Jams & Jellies
1,200	The J. M. Smucker Company	93,804	1.18%
Chemical & Allied Products
1,700	Innospec Inc. *	47,719
5,800	Olin Corp.	113,970
		161,689	2.04%
Computer & Office Equipment
4,300	Lexmark International, Inc.	142,201	1.79%
Computer Communications Equipment
12,900	Emulex Corporation *	88,494
11,700	QLogic Corp. *	175,500
		263,994	3.33%
Construction - Special Trade Contractors
7,700	Matrix Service Co. *	72,688	0.92%
Crude Petroleum & Natural Gas
12,100	PetroQuest Energy Inc. *	79,860
2,200	Plains Exploration & Production Company *	80,784
3,500	Resolute Energy Corporation *	37,800
7,900	Venoco, Inc. *	53,483
2,000	Whiting Petroleum Corp. *	93,380
		345,307	4.35%
Electrical Work
5,300	EMCOR Group Inc.	142,093	1.79%
Electronic Components & Accessories
16,960	Vishay Intertechnology Inc. *	152,471	1.92%
Fire, Marine & Casualty Insurance
409	Alleghany Inc. *	116,684
3,200	American Financial Group Inc.	118,048
4,500	Aspen Insurance Holdings Limited (Bermuda)	119,250
150	Markel Corp. *	62,200
7,000	Montpelier Re Holdings Ltd. (Bermuda)	124,250
		540,432	6.82%
In Vitro & In Vivo Diagnostic Substances
8,000	Myriad Genetics, Inc. *	167,520	2.11%
Industrial Inorganic Chemicals
800	Tronox Inc. *	96,000	1.21%
Industrial Organic Chemicals
5,300	Sensient Technologies Corporation	200,870
2,700	Westlake Chemical Corp.	108,648
		309,518	3.90%
Iron & Steel Foundries
600	Precision Castparts Corp.	98,874	1.25%
Laboratory Analytical Instruments
4,100	PerkinElmer Inc.	82,000	1.03%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Men's & Boy's Furnishings, Work Clothing & Allied Garments
2,480	PVH Corp.	$ 174,815	2.20%
Mineral Royalty Traders
1,100	Royal Gold, Inc.	74,173	0.94%
Paperboard Containers & Boxes
1,101	Rock-Tenn Co. Class A	63,528	0.80%
Pharmaceutical Preparations
4,000	Endo Pharmaceuticals Holdings Inc. *	138,120	1.74%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
8,500	Chemtura Corp. *	96,390	1.22%
Plastics Products
2,400	AptarGroup Inc.	125,208	1.58%
Retail - Apparel & Accessory Stores
5,900	Express Inc. *	117,646
3,700	The Men's Wearhouse, Inc.	119,917
		237,563	3.00%
Retail - Family Clothing Stores
9,200	American Eagle Outfitters, Inc.	140,668	1.77%
Retail - Miscellaneous Retail
4,300	EZCORP Inc. Class A *	113,391	1.43%
Retail - Retail Stores, NEC
3,000	IAC/InterActiveCorp.	127,800	1.61%
Retail - Shoe Stores
5,400	Foot Locker, Inc.	128,736	1.62%
Retail - Variety Stores
2,600	Big Lots Inc. *	98,176	1.24%
Savings Institution, Federally Chartered
10,600	Capitol Federal Financial	122,324	1.54%
Security Brokers, Dealers & Flotation Companies
13,500	Knight Capital Group Inc. Class A *	159,570	2.01%
Semiconductors & Related Devices
2,700	Diodes Incorporated *	57,510
9,700	Kulicke & Soffa Industries Inc. * (Singapore)	89,725
7,200	Marvell Technology Group Ltd. * (Bermuda)	99,720
5,300	Microsemi Corporation *	88,775
9,400	TriQuint Semiconductor, Inc. *	45,778
		381,508	4.81%
Services - Business Services
5,489	Lender Processing Services, Inc.	82,719
14,170	Premiere Global Services Inc. *	120,020
		202,739	2.56%
Services - Computer Integrated Systems Design
16,700	Convergys Corp. *	213,259	2.69%
Services - Hospitals
3,200	Magellan Health Services Inc. *	158,304
2,100	MEDNAX, Inc. *	151,221
		309,525	3.90%
Services - Management Consulting Services
2,300	FTI Consulting, Inc. *	97,566	1.23%
Services - Motion Picture Theaters
13,800	Regal Entertainment Group Class A	164,772	2.08%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 16

Paradigm Select Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Prepackaged Software
12,700	Compuware Corp. *	$ 105,664	1.33%
Special Industry Machinery
2,700	Cymer, Inc. *	134,352	1.69%
Wholesale - Electronic Parts & Equipment, NEC
5,800	Avnet, Inc. *	180,322
17,700	Brightpoint, Inc. *	190,452
		370,774	4.69%
Wholesale - Machinery, Equipment & Supplies
3,600	Applied Industrial Technologies	126,612	1.60%
Wholesale - Miscellaneous Durable Goods
2,100	Schnitzer Steel Industries, Inc. Class A	88,788	1.12%
Total for Common Stock (Cost $6,256,387)		$ 6,960,215	87.77%
REAL ESTATE INVESTMENT TRUSTS
21,200	Anworth Mortgage Asset Corp.	133,136
16,100	MFA Financial, Inc.	108,192
2,100	Mid-America Apartment Communities Inc.	131,355
Total for Real Estate Investment Trusts (Cost $387,509)		372,683	4.70%
MONEY MARKET FUNDS
582,105	SEI Daily Income Treasury Government CL B 0.02% **	582,105	7.34%
	(Cost $582,105)
Total Investment Securities		7,915,003	99.81%
	(Cost $7,226,001)
Other Assets In Excess of Liabilities		14,714	0.19%
Net Assets		$ 7,929,717	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2011. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 17

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
6,000	Dole Food Company Inc. *	$ 51,900	1.16%
Agriculture Production - Livestock & Animal Specialties
3,300	Cal-Maine Foods, Inc.	120,681	2.69%
Biological Products, (No Diagnostic Substances)
2,900	Life Technologies Corporation *	112,839	2.51%
Bituminous Coal & Lignite Surface Mining
2,500	Cloud Peak Energy Inc. *	48,300	1.08%
Computer Communications Equipment
15,300	Emulex Corporation *	104,958
13,500	QLogic Corp. *	202,500
		307,458	6.85%
Construction - Special Trade Contractors
8,900	Matrix Service Co. *	84,016	1.87%
Crude Petroleum & Natural Gas
13,800	PetroQuest Energy Inc. *	91,080
7,300	Venoco, Inc. *	49,421
		140,501	3.13%
Electrical Work
6,200	EMCOR Group Inc.	166,222	3.70%
Industrial Organic Chemicals
6,400	Sensient Technologies Corporation	242,560	5.40%
Laboratory Analytical Instruments
4,800	PerkinElmer Inc.	96,000	2.14%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
9,800	Symmetry Medical, Inc. *	78,302	1.74%
Pharmaceutical Preparations
4,000	Endo Pharmaceuticals Holdings Inc. *	138,120	3.08%
Retail - Apparel & Accessory Stores
6,900	Express Inc. *	137,586
4,400	The Men's Wearhouse, Inc.	142,604
		280,190	6.24%
Retail - Family Clothing Stores
10,900	American Eagle Outfitters, Inc.	166,661	3.71%
Retail - Miscellaneous Retail
4,800	EZCORP Inc. Class A *	126,576	2.82%
Retail - Retail Stores, NEC
3,500	IAC/InterActiveCorp.	149,100	3.32%
Retail - Shoe Stores
5,500	Foot Locker, Inc.	131,120	2.92%
Retail - Variety Stores
2,400	Big Lots Inc. *	90,624	2.02%
Security Brokers, Dealers & Flotation Companies
14,700	Knight Capital Group Inc. Class A *	173,754	3.87%
Semiconductors & Related Devices
11,500	Kulicke & Soffa Industries Inc. * (Singapore)	106,375
6,300	Microsemi Corporation *	105,525
11,100	TriQuint Semiconductor, Inc. *	54,057
		265,957	5.92%
Services - Business Services
16,700	Premiere Global Services Inc. *	141,449	3.15%
Services - Computer Integrated Systems Design
17,900	Convergys Corp. *	228,583	5.09%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 18

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
4,600	Magellan Health Services Inc. *	$ 227,562
2,700	MEDNAX, Inc. *	194,427
		421,989	9.39%
Services - Motion Picture Theaters
17,000	Regal Entertainment Group Class A	202,980	4.52%
Service - Prepackaged Software
13,500	Compuware Corp. *	112,320	2.50%
Total for Common Stock (Cost $3,511,063)		$ 4,078,202	90.82%
REAL ESTATE INVESTMENT TRUSTS
2,500	Mid-America Apartment Communities Inc.	156,375
Total for Real Estate Investment Trusts (Cost $96,166)		156,375	3.48%
MONEY MARKET FUNDS
260,528	SEI Daily Income Treasury Government CL B 0.02% **	260,528	5.80%
	(Cost $260,528)
Total Investment Securities		4,495,105	100.10%
	(Cost $3,867,757)
Liabilities In Excess of Other Assets		(4,490)	-0.10%
Net Assets		$ 4,490,615	100.00%

]

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2011. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 19

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Chemicals & Allied Products
900	Innospec Inc. *	$ 25,263	0.36%
Communications Services, NEC
48,000	Kratos Defense & Security Solutions, Inc. *	286,560	4.08%
Computer Peripheral Equipment, NEC
20,000	Intermec, Inc. *	137,200
50,000	RadiSys Corporation *	253,000
		390,200	5.55%
Electromedical & Electrotherapeutic Apparatus
11,000	Natus Medical Inc. *	103,730	1.48%
Footwear, (No Rubber)
32,000	Brown Shoe Co. Inc.	284,800	4.05%
Industrial Instruments for Measurement, Display and Control
32,000	Rudolph Technologies Inc. *	296,320	4.22%
Instruments for Measuring & Testing of Electricity & Electric Signals
12,000	LeCroy Corp. *	100,920	1.44%
Iron & Steel Foundries
490	Precision Castparts Corp.	80,747	1.15%
Laboratory Analytical Instruments
45,000	MFC Industrial Ltd. (Canada)	315,450	4.49%
Men's & Boys' Furnishings, Work Clothing, and Allied Garments
2,235	PVH Corp.	157,545	2.24%
Miscellaneous Electrical Machinery, Equipment & Supplies
152,000	Exide Technologies *	399,760	5.69%
Oil & Gas Field Exploration Services
45,000	TGC Industries Inc. *	321,300	4.57%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
17,000	Exactech Inc. *	279,990	3.98%
Paper Mills
16,000	KapStone Paper and Packaging Corporation *	251,840	3.58%
Pharmaceutical Preparations
30,000	Obagi Medical Products, Inc. *	304,800	4.34%
Railroads, Line-Haul Operating
1,220	Canadian National Railway Company (Canada)	95,843	1.36%
Retail - Auto Dealers & Gasoline Stations
25,000	West Marine Inc. *	290,750	4.14%
Retail - Catalog & Mail-Order Houses
17,000	Insight Enterprises Inc. *	259,930	3.70%
Retail - Family Clothing Stores
46,000	Stein Mart Inc. *	313,260	4.46%
Retail - Furniture Stores
44,000	Haverty Furniture Companies Inc.	483,120	6.88%
Retail - Retail Stores, NEC
3,510	IAC/InterActiveCorp.	149,526
21,000	Kirkland's Inc. *	279,300
		428,826	6.10%
Retail - Women's Clothing Stores
70,000	Wet Seal Inc. Class A *	228,200	3.25%
Services - Computer Integrated Systems Design
21,000	Dynamics Research Corp. *	238,140	3.39%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 20

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2011
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Special Industry Machinery (No Metalworking Machinery)
5,000	Kadant Inc. *	$ 113,050	1.61%
Surgical & Medical Instruments
64,000	Alphatec Holdings, Inc. *	110,080	1.57%
Wholesale - Electronic Parts & Equipment, NEC
6,260	Avnet Inc. *	194,624
25,670	Brightpoint, Inc. *	276,209
8,000	Richardson Electronics Ltd.	98,320
		569,153	8.10%
Total for Common Stock (Cost $6,202,362)		$ 6,729,577	95.78%
EXCHANGE TRADED FUNDS
3,200	iShares Gold Trust *	48,736
Total for Exchange Traded Funds (Cost - $26,018)		48,736	0.69%
MONEY MARKET FUNDS
252,002	SEI Daily Income Treasury Government CL B 0.02% **	252,002	3.59%
	(Cost $252,002)
Total Investment Securities		7,030,315	100.06%
	(Cost $6,480,382)
Liabilities In Excess of Other Assets		(3,990)	-0.06%

Net Assets		$ 7,026,325	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2011. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2011	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 235,045,843	$ 7,915,003
Cash	-	1,301
Receivable for Fund Shares Sold	179,934	10,429
Dividends Receivable	325,880	10,564
Interest Receivable	1,185	46
Total Assets	235,552,842	7,937,343
Liabilities:
Payable for Fund Shares Redeemed	401,055	-
Payable to Advisor	302,659	7,626
Total Liabilities	703,714	7,626
Net Assets	$ 234,849,128	$ 7,929,717
Net Assets Consist of:
Paid In Capital	$ 214,054,575	$ 7,283,387
Accumulated Realized Gain (Loss) on Investments - Net	(3,287,622)	(42,672)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	24,082,175	689,002
Net Assets	$ 234,849,128	$ 7,929,717

Net Asset Value and Offering Price (Note 2)	$ 52.54	$ 30.24

* Investments at Identified Cost	$ 210,963,668	$ 7,226,001

Shares Outstanding (Unlimited number of shares	4,469,874	262,210
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2011

Investment Income:
Dividends	$ 3,663,011	$ 91,240
Interest	12,644	367
Total Investment Income	3,675,655	91,607
Expenses:
Investment Advisor Fees	5,457,312	97,467
Total Expenses	5,457,312	97,467
Less: Expenses Waived	(993,902)	(19,470)
Net Expenses	4,463,410	77,997

Net Investment Income (Loss)	(787,755)	13,610

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	6,680,547	198,161
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,135,754)	(209,355)
Net Realized and Unrealized Gain (Loss) on Investments	(14,455,207)	(11,194)

Net Increase (Decrease) in Net Assets from Operations	$ (15,242,962)	$ 2,416

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 22

Paradigm Funds

Statements of Assets and Liabilities	Opportunity	Micro-Cap
December 31, 2011	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 4,495,105	$ 7,030,315
Cash	-	330
Dividends Receivable	1,199	855
Interest Receivable	19	105
Total Assets	4,496,323	7,031,605
Liabilities:
Payable to Advisor	5,708	5,280
Total Liabilities	5,708	5,280
Net Assets	$ 4,490,615	$ 7,026,325
Net Assets Consist of:
Paid In Capital	$ 3,921,118	$ 6,592,486
Accumulated Realized Gain (Loss) on Investments - Net	(57,851)	(116,094)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	627,348	549,933
Net Assets	$ 4,490,615	$ 7,026,325

Net Asset Value and Offering Price (Note 2)	$ 25.04	$ 21.01

* Investments at Identified Cost	$ 3,867,757	$ 6,480,382

Shares Outstanding (Unlimited number of shares	179,311	334,399
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2011

Investment Income:
Dividends (Net of foreign withholding tax** and fees of $0 and $711, respectively)	$ 35,800	$ 36,806
Interest	189	226
Total Investment Income	35,989	37,032
Expenses:
Investment Advisor Fees	97,323	44,153
Total Expenses	97,323	44,153
Less: Expenses Waived	(24,331)	-
Net Expenses	72,992	44,153

Net Investment Income (Loss)	(37,003)	(7,121)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	494,674	197,926
Net Change in Unrealized Appreciation (Depreciation) on Investments	(537,492)	(40,694)
Net Realized and Unrealized Gain (Loss) on Investments	(42,818)	157,232

Net Increase (Decrease) in Net Assets from Operations	$ (79,821)	$ 150,111

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.
The accompanying notes are an integral part of these
financial statements.

2011 Annual Report 23

Paradigm Funds

3Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2011	1/1/2010	1/1/2011	1/1/2010
	to	to	to	to
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
From Operations:
Net Investment Income (Loss)	$ (787,755)	$ (256,163)	$ 13,610	$ (6,212)
Net Realized Gain (Loss) on Investments	6,680,547	18,143,844	198,161	274,580
Change in Net Unrealized Appreciation (Depreciation)	(21,135,754)	29,589,320	(209,355)	484,130
Increase (Decrease) in Net Assets from Operations	(15,242,962)	47,477,001	2,416	752,498
From Distributions to Shareholders:
Net Investment Income	-	(417,251)	(14,165)	(9,549)
Net Realized Gain from Security Transactions	(3,448,769)	-	-	-
Total Distributions to Shareholders	(3,448,769)	(417,251)	(14,165)	(9,549)
From Capital Share Transactions:
Proceeds From Sale of Shares	199,045,263	125,199,934	4,955,030	745,813
Proceeds from Redemption Fees (Note 2)	129,958	20,531	77	10
Shares Issued on Reinvestment of Dividends	3,384,204	410,720	14,125	9,549
Cost of Shares Redeemed	(204,517,840)	(40,234,926)	(944,604)	(291,079)
Net Increase (Decrease) from Shareholder Activity	(1,958,415)	85,396,259	4,024,628	464,293
Net Increase (Decrease) in Net Assets	(20,650,146)	132,456,009	4,012,879	1,207,242

Net Assets at Beginning of Period	255,499,274	123,043,265	3,916,838	2,709,596

Net Assets at End of Period	$ 234,849,128	$ 255,499,274	$ 7,929,717	$ 3,916,838

Accumulated Net Investment Income (Loss)	$ -	$ -	$ -	$ -

Share Transactions:
Issued	3,563,706	2,628,120	161,670	29,513
Reinvested	64,155	7,437	465	320
Redeemed	(3,796,093)	(875,756)	(31,750)	(11,739)
Net Increase (Decrease) in Shares	(168,232)	1,759,801	130,385	18,094
Shares Outstanding Beginning of Period	4,638,106	2,878,305	131,825	113,731
Shares Outstanding End of Period	4,469,874	4,638,106	262,210	131,825

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 24

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Micro-Cap Fund

	1/1/2011	1/1/2010	1/1/2011	1/1/2010
	to	to	to	to
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
From Operations:
Net Investment Income (Loss)	$ (37,003)	$ (23,244)	$ (7,121)	$ (2,202)
Net Realized Gain (Loss) on Investments	494,674	546,219	197,926	73,772
Change in Net Unrealized Appreciation (Depreciation)	(537,492)	465,618	(40,694)	449,644
Increase (Decrease) in Net Assets from Operations	(79,821)	988,593	150,111	521,214
From Distributions to Shareholders:
Net Investment Income	-	-	-	(17,498)
Net Realized Gain from Security Transactions	(37,186)	-	-	-
Total Distributions to Shareholders	(37,186)	-	-	(17,498)
From Capital Share Transactions:
Proceeds From Sale of Shares	14,626	562,603	5,073,670	385,083
Proceeds from Redemption Fees (Note 2)	-	10	-	-
Shares Issued on Reinvestment of Dividends	37,186	-	-	17,498
Cost of Shares Redeemed	(383,396)	(305,306)	(1,645,185)	(33,840)
Net Increase (Decrease) from Shareholder Activity	(331,584)	257,307	3,428,485	368,741
Net Increase (Decrease) in Net Assets	(448,591)	1,245,900	3,578,596	872,457

Net Assets at Beginning of Period	4,939,206	3,693,306	3,447,729	2,575,272

Net Assets at End of Period	$ 4,490,615	$ 4,939,206	$ 7,026,325	$ 3,447,729

Accumulated Net Investment Income (Loss)	$ -	$ -	$ -	$ -

Share Transactions:
Issued	555	25,915	251,925	20,556
Reinvested	1,476	-	-	826
Redeemed	(15,760)	(14,884)	(80,132)	(1,958)
Net Increase (Decrease) in Shares	(13,729)	11,031	171,793	19,424
Shares Outstanding Beginning of Period	193,040	182,009	162,606	143,182
Shares Outstanding End of Period	179,311	193,040	334,399	162,606

The accompanying notes are an integral part of these
financial statements.

2011 Annual Report 25

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2011	1/1/2010	1/1/2009	1/1/2008	1/1/2007
throughout the period:	to	to	to	to	to
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value - Beginning of Period	$ 55.09	$ 42.75	$ 32.51	$ 49.27	$ 48.55
Net Investment Income (Loss) (a)	(0.15)	(0.07)	0.16	(0.22)	(0.40)
Net Gains (Loss) on Securities (Realized and Unrealized)	(1.64)	12.49	10.07	(16.52)	2.84
Total from Investment Operations	(1.79)	12.42	10.23	(16.74)	2.44
Distributions (From Net Investment Income)	-	(0.09)	-	-	-
Distributions (From Capital Gains)	(0.78)	-	-	(0.07)	(1.73)
Total Distributions	(0.78)	(0.09)	0.00	(0.07)	(1.73)
Proceeds from Redemption Fee (Note 2)	0.02	0.01	0.01	0.05	0.01
Net Asset Value - End of Period	$ 52.54	$ 55.09	$ 42.75	$ 32.51	$ 49.27
Total Return (b)	(3.22)%	29.08%	31.50%	(33.88)%	5.03%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 234,849	$ 255,499	$ 123,043	$ 85,018	$ 116,247
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.83%	1.89%	1.98%	1.99%	2.02%
After Reimbursement
Ratio of Expenses to Average Net Assets (c) ++	1.50%	1.50%	1.63%	1.99%	2.02%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c) ++	-0.26%	-0.14%	0.43%	-0.52%	-0.78%
Portfolio Turnover Rate	83.95%	81.17%	69.85%	67.84%	59.75%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2011	1/1/2010	1/1/2009	1/1/2008	1/1/2007
	to	to	to	to	to
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value - Beginning of Period	$ 29.71	$ 23.82	$ 18.53	$ 27.91	$ 26.48
Net Investment Income (Loss) (a)	0.06	(0.05)	0.08	0.03	(0.06)
Net Gains (Loss) on Securities (Realized and Unrealized)	0.52	6.01	5.28	(9.41)	1.54
Total from Investment Operations	0.58	5.96	5.36	(9.38)	1.48
Distributions (From Net Investment Income)	(0.05)	(0.07)	(0.07)	-	-
Distributions (From Capital Gains)	-	-	-	-	(0.05)
Total Distributions	(0.05)	(0.07)	(0.07)	-	(0.05)
Proceeds from Redemption Fee (Note 2)	- +	- +	- +	-	-

Net Asset Value - End of Period	$ 30.24	$ 29.71	$ 23.82	$ 18.53	$ 27.91
Total Return (b)	1.97%	25.03%	28.92%	(33.61)%	5.57%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 7,930	$ 3,917	$ 2,710	$ 2,031	$ 11,109
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.20%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ++	0.21%	-0.20%	0.42%	0.13%	-0.23%
Portfolio Turnover Rate	58.40%	65.77%	65.57%	47.71%	64.68%

(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Includes dividend expense on securities sold short and interest expense of 0.00%, 0.00%, 0.00%, 0.00% (Amount calculated less than 0.005%) and 0.02% for the years ended 12/31/2011 - 2007, respectively.
+ Amount calculated is less than $0.005. ++ Such percentages reflect an expense waiver by the Advisor (for Value since 2009 and for Select since 2011).

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 26

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2011	1/1/2010	1/1/2009	1/1/2008	1/1/2007
	to	to	to	to	to
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value - Beginning of Period	$ 25.59	$ 20.29	$ 13.79	$ 22.94	$ 23.21
Net Investment Income (Loss) (a)	(0.20)	(0.12)	(0.01)	(0.13)	(0.04)
Net Gains (Loss) on Securities (Realized and Unrealized)	(0.14)	5.42	6.51	(9.02)	0.47
Total from Investment Operations	(0.34)	5.30	6.50	(9.15)	0.43
Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(0.21)	-	-	-	(0.70)
Total Distributions	(0.21)	-	-	-	(0.70)
Proceeds from Redemption Fee (Note 2)	-	- +	-	- +	-
Net Asset Value - End of Period	$ 25.04	$ 25.59	$ 20.29	$ 13.79	$ 22.94
Total Return (b)	(1.34)%	26.12%	47.14%	(39.89)%	1.85%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,491	$ 4,939	$ 3,693	$ 2,425	$ 5,613
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets (c)	-0.76%	-0.56%	-0.04%	-0.67%	-0.17%
Portfolio Turnover Rate	65.44%	96.20%	135.62%	164.89%	169.26%

Paradigm Micro-Cap Fund

Financial Highlights - Paradigm Micro-Cap Fund

Selected data for a share outstanding throughout the period:	1/1/2011		1/1/2010	1/1/2009	1/1/2008*
	to		to	to	to
	12/31/2011		12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$ 21.20		$ 17.99	$ 13.98	$ 20.00
Net Investment Income (Loss) (a)	(0.04)		(0.01)	0.14	0.15
Net Gains (Loss) on Securities (Realized and Unrealized)	(0.15)		3.33	3.98	(6.17)
Total from Investment Operations	(0.19)		3.32	4.12	(6.02)
Distributions (From Net Investment Income)	-		(0.11)	(0.11)	-
Distributions (From Capital Gains)	-		-	-	-
Total Distributions	-		(0.11)	(0.11)	-
Proceeds from Redemption Fee (Note 2)	-		-	- +	-
Net Asset Value - End of Period	$ 21.01		$ 21.20	$ 17.99	$ 13.98
Total Return (b)	(0.90)%		18.44%	29.44%	(30.10)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 7,026		$ 3,448	$ 2,575	$ 1,620
Ratio of Expenses to Average Net Assets	1.25%		1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.20%		-0.08%	0.92%	0.86%
Portfolio Turnover Rate	126.43	% ++	77.78%	79.35%	70.57%

* Commencement of operations.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.
++ The Fund's portfolio turnover rate increased due to the change in the Fund's principal investment strategy to invest
(under normal circumstances) at least 80% of its net assets in the common stocks of U.S. micro-cap companies effective
December 27, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 27

NOTES TO FINANCIAL STATEMENTS
PARADIGM FUNDS
December 31, 2011

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Effective December 27, 2011, the name of the Paradigm Intrinsic Value Fund was changed to the Pardigm Micro-Cap Fund. The Paradigm Micro-Cap Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Prior to December 27, 2011, the principal investment strategy of the Fund was to invest primarily in the common stocks of small, mid or large capitalization companies that the Advisor believed had the potential for capital appreciation. Value, Opportunity, Select and Micro-Cap are all diversified funds. The advisor to Value, Opportunity, Select and Micro-Cap (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended December 31, 2011 proceeds from redemption fees were $129,958, $77, $0 and $0 for Value, Select, Opportunity and Micro-Cap, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Funds’ 2011 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State

2011 Annual Report 28

Notes to Financial Statements - continued

tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended December 31, 2011, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. For the fiscal year ended December 31, 2011, net investment losses of $787,755, $555, $37,003 and $7,121 were reclassified to paid in capital for Value, Select, Opportunity and Micro-Cap, respectively.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, real estate investment trusts and exchange traded funds). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NAS-DAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued,

2011 Annual Report 29

Notes to Financial Statements - continued

such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of December 31, 2011:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$210,669,745	$0	$0	$210,669,745
Real Estate Investment Trusts	11,390,712	0	0	11,390,712
Money Market Funds	12,985,386	0	0	12,985,386
Total	$235,045,843	$0	$0	$235,045,843

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$6,960,215	$0	$0	$6,960,215
Real Estate Investment Trusts	372,683	0	0	372,683
Money Market Funds	582,105	0	0	582,105
Total	$7,915,003	$0	$0	$7,915,003

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$4,078,202	$0	$0	$4,078,202
Real Estate Investment Trusts	156,375	0	0	156,375
Money Market Funds	260,528	0	0	260,528
Total	$4,495,105	$0	$0	$4,495,105

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$6,729,577	$0	$0	$6,729,577
Exchange Traded Funds	48,736	0	0	48,736
Money Market Funds	252,002	0	0	252,002
Total	$7,030,315	$0	$0	$7,030,315

Refer to each Funds’ Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the fiscal year ended December 31, 2011. There were no transfers into or out of level 1 or level 2 during the year ended December 31, 2011. It is the Funds’ policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2011.

2011 Annual Report 30

Notes to Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select, 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Micro-Cap. Value pays the Advisor an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the fiscal year ended December 31, 2011, the Advisor earned management fees (before the waivers described below) totaling $5,457,312, $97,467, $97,323 and $44,153 for Value, Select, Opportunity, and Micro-Cap, respectively. At December 31, 2011, $302,659, $7,626, $5,708 and $5,280 was due to the Advisor from Value, Select, Opportunity and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Value and Opportunity to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% of daily net assets through May 1, 2012. Effective March 15, 2011 the Advisor has contractually agreed to waive management fees and reimburse expenses of Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.15% of its average daily net assets through May 1, 2012. A total of $993,902, $19,470 and $24,331 was waived with no recapture provision for the fiscal year ended December 31, 2011 for Value, Select and Opportunity, respectively.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2011 for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Micro-Cap
Purchases	$235,751,653	$7,222,190	$2,980,329	$7,962,970
Sales	$232,171,143	$3,504,455	$3,317,405	$4,323,420

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2011 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Micro-Cap
Cost of Investments	$214,251,994	$7,268,306	$3,925,889	$6,480,444

Gross Unrealized Appreciation	$36,272,114	$1,002,242	$762,281	$580,053
Gross Unrealized Depreciation	($15,478,265)	($355,545)	($193,065)	($30,182)
Net Unrealized Appreciation
(Depreciation) on Investments	$20,793,849	$646,697	$569,216	$549,871

7.) CAPITAL SHARES
At December 31, 2011, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2011:

2011 Annual Report 31

Notes to Financial Statements - continued
	Value	Select	Opportunity	Micro-Cap
Shares Issued
and Outstanding	4,469,874	262,210	179,311	334,399
Paid in Capital	$214,054,575	$7,283,387	$3,921,118	$6,592,486

8.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010
PARADIGM VALUE FUND
Ordinary Income	$ -	$417,251
Long-term Capital Gain	3,448,769	-
	$3,448,769	$417,251

PARADIGM SELECT FUND
Ordinary Income	$ 14,165	$ 9,549
Long-term Capital Gain	-	-
	$ 14,165	$ 9,549

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Long-term Capital Gain	37,186	-
	$ 37,186	$ -

PARADIGM MICRO-CAP FUND
Ordinary Income	$ -	$ 17,498
Long-term Capital Gain	-	-
	$ -	$ 17,498

As of December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Value		Select
Undistributed ordinary
income/(accumulated losses)	$ -0	-	$ -0	-
Undistributed long-term capital
gain/(accumulated losses)	704		(367)
Unrealized appreciation/(depreciation)	20,793,849		646,697
	$20,794,553		$ 646,330

	Opportunity		Micro-Cap
Undistributed ordinary
income/(accumulated losses)	$ -0	-	$ -0	-
Undistributed long-term capital
gain/(accumulated losses)	281		(116,032)
Unrealized appreciation/(depreciation)	569,216		549,871
	$ 569,497		$ 433,839

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and tax treatment of grantor trusts.

9.) CAPITAL LOSS CARRYFORWARD
At December 31, 2011, Value, Select, Opportunity and Micro-Cap Funds had available for federal tax purposes unused capital losses of $0, $367, $0 and $116,032 respectively, all of which expires in 2017. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses incurred in taxable years beginning after December 22, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount which is offset will not be distributed to shareholders.

2011 Annual Report 32

Notes to Financial Statements - continued

10.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2011, Charles Schwab & Co., Inc., located at 101 Mongomery Street, San Francisco, California 94101 and National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, both for the benefit of its customers, held, in aggregate, 31.02% and 32.81%, respectively, of Value, and therefore each may be deemed to control Value. Charles Schwab & Co., Inc., located at 101 Mongomery Street, San Francisco, California 94101, held, for the benefit of its customers, in aggregate, 30.36% of Select, and therefore may be deemed to control Select. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 87.40%, of Opportunity, and therefore may be deemed to control Opportunity. Also, Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 96.99% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

11.) ACCOUNTING PRONOUNCEMENT
In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

2011 Annual Report 33

DISCLOSURE OF EXPENSES
(Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2011 and held through December 31, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011

Actual	$1,000.00	$923.88	$7.27

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011

Actual	$1,000.00	$955.65	$5.67

Hypothetical	$1,000.00	$1,019.41	$5.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2011 Annual Report 34

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011

Actual	$1,000.00	$928.57	$7.29

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011

Actual	$1,000.00	$940.89	$6.12

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION
December 31, 2011

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2011 Annual Report 35

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Paradigm Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds (the "Funds"), comprising Paradigm Value Fund, Paradigm Select Fund, Paradigm Opportunity Fund and Paradigm Micro-Cap Fund as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Paradigm Value Fund, Paradigm Select Fund and Paradigm Opportunity Fund, and for each of the four periods in the period then ended for Paradigm Micro-Cap Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Paradigm Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2012

2011 Annual Report 36

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2011.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios	Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held By
and Year of Birth	theTrust	Length of	During the	By	Trustee or
		Time Served	Past 5 Years	Trustee	Officer

Candace King	President	Indefinite Term,	Investment Manager of PCM Ventures Intl., LLC (Nov. 2001	4	Director,
Weir[2], (1944)	and Trustee	Since 2002	- current) and PCM Ventures II, LLC (June 2003 - current);		Nature's
			Investment Manager and principal of PCM Ventures LLC		Sunshine
			(Jan. 1997 - current); Director and President of Paradigm		Products
Capital Management, Inc. (1993 - current); Director and
President of C.L. King & Associates, a registered broker
dealer (1972 - current); CEO, Portfolio Manager and
Member of PCM Advisors LLC (Dec. 2004 - current); CEO
and Member of Paradigm Funds Advisor LLC (July 2005 -
current); Director and Member of PCM Growth Advisors,
Inc. (Feb. 2007 - current).

Amelia F. Weir	Secretary	Indefinite Term,	Portfolio Manager and Director of Research Paradigm	N/A	N/A
(1975)		Since 2009	Capital Management (2008 - current), Portfolio Manager at
William D. Witter, Inc. (2006 - 2008), Equity Analyst and
Assistant Portfolio Manager at Tocqueville Asset
Management (2005).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisors	4	Director,
CPA[3], (1948)		Since 2005	LLC and affiliated entities (2008 - current); Eastern		American Bio
			Regional President of First Niagara Bank (2005 - 2007);		Medical; Dir.,
			President and Chief Executive Officer of Hudson River		First Niagara
			Bank & Trust Company (1996 - 2005).		Financial Group

John V. Gulick	Chief	Indefinite Term,	VP and CCO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1972)	Compliance	Since 2006	ed advisors (February 2007 - current), Compliance Officer
	Officer		of Paradigm Capital Management, Inc. (April 2005 - Feb.
2007); Senior Compliance Analyst of GE Asset
Management, Inc. (Feb. 2001 - March 2005).

Robert A.	Treasurer	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affili-	N/A	N/A
Benton, CPA	and Chief	Since 2002	ated advisors (May 2006 - current), SVP and CFO of C.L.
(1954)	Financial		King & Associates, a registered broker dealer (February
	Officer		2001 - current); SVP and CFO of Paradigm Capital
Management, Inc. (February 2001 - March 2004).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Trustee

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	4	None
Heerwagen		Since 2009	Executive Vice President of Ayco / Goldman Sachs
(1945)			(2003 - 2009).

Anthony J.	Trustee	Indefinite Term,	President and Chairman of the Board of Cool Insuring	4	None
Mashuta, (1956)		Since 2004	Agency, Inc. (1988 - current).

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	4	Director, MTI
Phelan[4], (1956)		Since 2007	rent); Chief Executive Officer of OneMade, Inc. (1999 -		Corporation
2004).

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC. Ms. Weir resigned her position with Nature's Sunshine Products on August 6, 2010.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2009 he owned 0.92% of the PCM Partners, LP II partnership, the value of which was $1.968 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2011 Annual Report 37

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/11	FYE 12/31/10
Audit Fees	$36,870	$34,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$2,500	$2,800

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/11	FYE 12/31/10
Registrant	$10,500	$10,800
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 3-6-2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 3-6-2012

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 3-6-2012